UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016 (August 10, 2016)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 10, 2016, the Board of Directors of Gogo Inc. (the “Company”) appointed two new directors of the Company: (i) Hugh W. Jones, who has served as Executive Vice President of Sabre Corporation since 2011, to fill the vacancy created by the resignation of Michael S. Gilliland on January 31, 2016 and (ii) Michele Coleman Mayes, who has served as Vice President, General Counsel and Secretary of the New York Public Library since 2012, to fill a newly created board seat. Mr. Jones will serve as a Class I director and hold office until the Company’s 2017 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, incapacity, resignation or removal. Mr. Jones will also serve as a member of the Audit Committee. Ms. Mayes will serve as a Class II director and hold office until the Company’s 2018 annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier death, incapacity, resignation or removal.

Mr. Jones and Ms. Mayes, each as a non-employee director, will receive the director compensation described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2016 (the “Proxy Statement”). We also expect to enter into indemnification agreements with Mr. Jones and Ms. Mayes. The form of indemnification agreement is an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2016, and is described in the Proxy Statement on Schedule 14A filed with the SEC on April 25, 2016.

There are no arrangements or understandings between Mr. Jones or Ms. Mayes and any other person pursuant to which Mr. Jones or Ms. Mayes were selected as directors.

Gogo LLC (“Gogo”), a wholly-owned subsidiary of the Company, is party to a certified provider agreement, dated October 6, 2015 (as amended, the “Agreement”), with Sabre GLBL Inc. (“Sabre”), a wholly-owned subsidiary of Sabre Corporation, whereby Sabre develops applications and other web-based products for Gogo. The Agreement provides for an initial upfront fee of $500,000, as well as additional marketing and subscription fees and commissions, which will apply once applications developed pursuant to the Agreement have been launched. There are no other transactions involving Mr. Jones or Ms. Mayes that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias Executive Vice President, General Counsel and Secretary

Date: August 15, 2016